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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 10, 1996
                                                  -----------------

                        COUNTRY STAR RESTAURANTS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                      33-67526-A                        62-1536550
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(State or other               (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
formation)



11150 Santa Monica Boulevard, Suite 650, Los Angeles, CA        90025
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (310) 268-2200
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         (Former name or former address, if changes since last report)




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Item 1.                    Changes in Control of Registrant.

                           Not applicable.

Item 2.                    Acquisition or Disposition of Assets.

                           Not applicable.

Item 3.                    Bankruptcy or Receivership.

                           Not applicable.

Item 4.                    Changes in Registrant's Certifying Accountant.

                           Not applicable.

Item 5.                    Other Events.

                           On October, 10, 1996, the Company closed with
                  respect to the sale of 4,000 shares of a newly issued 7% convertible preferred stock, par value $.001 per share (the "Preferred Stock"). The sale was made to a foreign, single, institutional investor for an aggregate purchase price of $4,000,000, or $1,000 per share. The sale of Preferred Stock was effected in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Rules 501-508 promulgated thereunder.

                           Each share of Preferred Stock may be converted at
                  the option of the holder in the time frames set forth in the following paragraph into such number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), as determined by dividing the original issuance price of $1,000 per share (the "Original Issuance Price"), by the lesser of (i) $3.25, or (ii) 80% of the average closing bid price of the Common Stock as reported on the Nasdaq Stock Market for the five (5) consecutive trading days immediately prior to the date of conversion; provided, however, that during the one hundred twenty (120) day period after the original date of issuance if the five (5) consecutive trading day average closing bid price of the Common Stock is less than $1.50 per share, then under no circumstances can any shares of Preferred Stock be converted into Common Stock until the five (5) consecutive trading day average closing bid price of the Common Stock exceeds $1.50 per share. Further, in no event can the aggregate of all the Preferred Stock be converted, at any time, into more than three million (3,000,000) shares of the Company's Common Stock (the "Maximum Number of Shares"). In the event that any

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                  conversions of Preferred Stock would result in the issuance of shares of Common Stock in excess of the Maximum Number of Shares (the "Excess Conversions"), any shares of Preferred Stock whose conversions would result in Excess Conversions will, instead of being converted, be redeemed by the Company at a rate equal to the Original Issuance Price (plus any accrued and unpaid dividends thereon) within ninety (90) days after the Company receives a written redemption notice from the holder.

                           Subject to the provisions of the foregoing
                  paragraph, the Preferred Stock shall be convertible as follows: (i) up to 1,000 shares of Preferred Stock at any time from and after the sixtieth (60th) day from the date on which the shares of Preferred Stock were first issued on October 10, 1996 (the "Original Issuance Date"); (ii) up to 2,000 shares of Preferred Stock at any time from and after the ninetieth (90th) day following the Original Issuance Date; (iii) up to 3,000 shares of Preferred Stock at any time from and after the one hundred twentieth (120th) day following the Original Issuance Date; and (iv) all of the shares of Preferred Stock originally issued to such holder at any time from and after the one hundred fiftieth (150th) day following the Original Issuance Date. Notwithstanding the foregoing, in no event shall the holder of the Preferred Stock be entitled to convert the Preferred Stock in the event that such conversion would result in such holder's beneficially owning more than 5% of the outstanding shares of the Company's Common Stock. For purposes of computing 5% ownership, beneficial ownership shall calculated in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

                           The Preferred Stock shall pay cumulative dividends
                  at the rate of 7% per annum which shall accrue and be payable in arrears on the outstanding shares of Preferred Stock on each anniversary of the Original Issuance Date. The dividend may be paid, at the election of the Company, in cash or in shares of the Company's Common Stock.

                           The Preferred Stock shall not have any voting
                  rights except to the extent that under Delaware law the vote of the holders of the Preferred Stock, voting separately as a class, is required to authorize a given action of the Company. To the extent that under Delaware law the holders of the Preferred Stock are entitled to vote on matters with holders of Common Stock voting together as one class, each share of

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                  Preferred Stock shall be entitled to the number of votes
                  equal to the number of shares of Common Stock into which it is then convertible, using the record date for the taking of such vote of stockholders as the date as of which the conversion price is determined. To the extent that the Preferred Stock is entitled under Delaware law to vote separately as a class to authorize any action of the Company, the affirmative vote of the holders of at least the majority of outstanding class of Preferred Stock shall constitute the approval of such action by the class.

                           In the event of any liquidation, dissolution or
                  winding up of the Company, the holders of the Preferred Stock shall be entitled to receive, immediately after distributions to the senior securities, including distributions on issued and outstanding shares of the Company's 6% cumulative convertible Series A preferred stock, and prior to any distribution to the holders of Company's Common Stock, an amount equal to the sum of the Original Issuance Price plus any accrued but unpaid dividends.

                           In connection with the issuance of the Preferred
                  Stock, the Company also issued a five (5) year common stock purchase warrant to purchase up to 300,000 shares of the Company's Common Stock at an exercise price of $4.50 per share (the "Warrant"). In connection with the exercise of the Warrant, there is a "cashless exercise" provision that is applicable in the event that at the time of exercise the market price of the Company's Common Stock exceeds the $4.50 exercise price.

                           The Company has covenanted with the purchaser of
                  the Preferred Stock to file a registration statement with the Securities and Exchange Commission on or before November 19, 1996, which shall include all of its shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrant. Such registration statement shall also include certain other shares of Common Stock that the Company is obligated to register in connection with its raising of $2.7 million from private investors in the third quarter of 1996. In the event that the Company fails to effect such registration statement by November 19, 1996, or alternatively, fails to have such registration statement declared effective on or before January 31, 1997, the Company will be obligated to pay to the Purchaser of the Preferred Stock a premium on a monthly basis equal to 1.5% of the Original Issuance Amount of all of the Preferred Stock commencing as of November

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                  20, 1996 or February 1, 1997, as the case may be, until such time as either the registration statement has been filed or the registration statement is effective (or alternatively, the shares of Preferred Stock are no longer restricted securities within the meaning of the Securities Act and Rule 144 promulgated thereunder and bear no restrictive legend), as the case may be. In addition, the Company will also be obligated for significant penalties in terms of additional securities and a reduction of warrants in connection with the ale of $2.3 million of securities issued to private investors in the third quarter of 1996 in the event that the Company does not file the aforementioned registration statement on or before November 19, 1996.

                           In December of 1995, the Company entered into a
                  private financing transaction with the Rubin Investment
                  Group, a New Jersey corporation ("RIG") pursuant to which RIG acquired the right, until December 1996, to match (the "Matching Rights") any sale by the Company of equity securities in a transaction exempt from registration under the Act upon the Company's written notice to RIG (the "Matching Rights Notice") of the material terms and conditions of any such private equity securities transaction. On October 11, 1996, the Company sent to RIG the matching Rights Notice with respect to the sale of the Preferred Stock. RIG has, in accordance with its Matching Rights, ten (10) days after RIG is deemed to have been given the Matching Rights Notice to actually effect a closing identical to the one the Company entered into with the foregoing investor with respect to the Preferred Stock. To date, the Company has not closed a matching transaction with RIG and the Company believes, for a variety of reasons, that at this time the Company is no longer obligated to do so. The Company has been advised by RIG and its counsel that RIG presently disputes the Company's position with respect to this matter. In the event that RIG actually closes a transaction with the Company in accordance with the terms and conditions of its Matching Rights, the Company is obligated to promptly provide written notice thereof to the purchaser of the Preferred Stock (the "RIG Notice"). The purchaser of the Preferred Stock shall then have the right, but not the obligation, for a period of ten (10) business days after receiving the RIG Notice to advise the Company in writing that it wishes to rescind its transaction with the Company.
                  In the event that it so advises the Company, within three
                  (3) business days thereafter, the Company shall be obligated to return to the purchaser the entire purchase price for the Preferred Stock whereupon the purchaser will return to the Company the Preferred Stock and the Warrants. The Company is not permitted to engage in any other equity financing (other than an equity financing pursuant to RIG's Matching Rights) for 120 days after the Original Issuance Date. Thereafter, until January 7, 1998, the purchaser shall have a right of first refusal with

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                  respect to any private equity financing in which the
                  Company wishes to engage in.

Item 6.                    Resignation of Registrant's Directors.

                           Not applicable.

Item 7.                    Financial Statements and Exhibits.

                           Press Release dated October 11, 1996.

Item 8.                    Change in Fiscal Year.

                           Not applicable.









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                                  SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                             COUNTRY STAR RESTAURANTS, INC.



                                     By: /s/ Robert J. Schuster
                                        --------------------------------------
                                             Robert J. Schuster, Chief
                                               Executive Officer


Dated:   November 4, 1996






























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ITEM 7.           EXHIBIT


CONTACT:  PETER R. FEINSTEIN                         FOR IMMEDIATE RELEASE
          President
          Country Star Restaurants, Inc.
          (310) 268-2200

                        COUNTRY STAR RESTAURANTS, INC.
                              COMPLETES FINANCING

         LOS ANGELES, CALIFORNIA, October 11, 1996 --- Country Star Restaurants, Inc. (NASDAQ National Market: CAFE, CAFEP) announced that it has completed a $4 million private placement of a new issue of non-voting convertible preferred stock to a single institutional investor pursuant to Regulation D promulgated under the Securities Act of 1933, as amended. The preferred stock is convertible into shares of the Company's common stock from time to time based on the current market price of the Company's common stock at the time of conversion, provided that in no event can the preferred stock be converted into an aggregate of more than 3,000,000 shares of the Company's common stock. Any conversions which would require issuance of Common Stock in excess of 3,000,000 shares will instead result in redemptions of the preferred stock, at par, plus accrued dividends. The preferred stock bears a dividend of 7% per annum which is payable, at the Company's option, in cash or shares of the Company's common stock.

         Peter R. Feinstein, President and Chief Financial Officer of the Company, stated that "These funds, along with the additional private financing that the Company secured during the third quarter, enables the Company to continue its expansion plans regarding the building of Country Star Orlando, which will open next year. The Company presently anticipates, however, that it will continue to require additional capital in order to continue to expand and operate the Country Star Restaurants." During the third quarter, the Company raised an aggregate of $2.7 million from the sale of equity securities to private investors. The Company recently announced the signing of a lease to open Country Star Orlando at the Point Orlando Entertainment Center which is expected to be completed in the summer of 1997, and will be located across the street from the Convention Center in Orlando, Florida.

         Country Star Restaurants, Inc. owns and operates three Country Star American Music Grills: in Hollywood, at the entrance to Universal Studios; in Las Vegas on the famous "Strip" at Harmon Avenue; and in Atlanta, Georgia in the upscale "Buckhead" neighborhood, the grand opening of which is scheduled for October 13th.

         The foregoing press release contains forward looking statements, including statements regarding, among other items, the timing and direction of the Company's growth and additional capital requirements. These forward looking statements are based largely


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on the Company's expectations and subject to a number of risks and uncertainties, certain of which are beyond the Company's control. Actual results could differ materially from these forwarding looking statements as a result of a variety of factors including, among others, completion (and timeliness of the completion) of the Point Orlando Entertainment Center, performance of the Company's existing Country Star American Music Grill Restaurants in Los Angeles, Las Vegas and Atlanta, expansion opportunities for future Country Star American Music Grill Restaurants, and prevailing economic conditions as they effect the themed entertainment restaurant industry in general. In light of these risks and uncertainties there can be no assurance that the forward looking statements contained in this press release will in fact transpire or prove to be accurate.
















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